UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 2, 2009
FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	000-49733	81-0331430

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)
401 North 31st Street, Billings, MT 59116

(Address of principal executive offices, including zip code)
(406) 255-5390

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
The information provided under Item 8.01 is also being furnished under this Item 7.01.
Item 8.01 Other Events.
On March 2, 2009, First Interstate BancSystem, Inc. (the “Registrant”) issued a letter to shareholders announcing the minority appraised value of its common stock as of December 31, 2008, as determined by the Registrant’s independent appraiser and delivered to the Registrant on March 2, 2008, and providing information regarding share repurchases by the Registrant, recent developments and other information contained in the letter.
Forward-Looking and Cautionary Statements
The March 2, 2009 shareholder letter contains information related to our earnings projection for the quarter ending March 31, 2009 and our belief regarding continuing trends of credit quality deterioration and increasing nonperforming loan. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements involve inherent risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such statements. All forward-looking statements are qualified in their entirety be reference to the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q filed with the SEC, including risk factors regarding (i) credit risk; (ii) concentrations of real estate loans; (iii) commercial loan risk; (iv) economic conditions in Montana, Wyoming and South Dakota; (v) adequacy of the allowance for loan losses; (vi) changes in interest rates; (vii) inability to meet liquidity requirements; (viii) inability of our subsidiaries to pay dividends; (ix) failure to meet debt covenants; (x) changes in or noncompliance with governmental regulations; (xi) capital required to support our bank subsidiaries; and (xii) other risk factors discussed therein, including investment risks affecting holders of our common stock. Forward-looking statements speak only as of the date of which they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of future events or developments.
The March 2, 2009 shareholder letter is attached as Exhibit 99 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibit 99 — March 2, 2009 Shareholder Letter

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 2, 2009

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ LYLE R. KNIGHT Lyle R. Knight
President and Chief Executive Officer